UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Annual report 7|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

Kevin F. Murphy
Investing since 1988

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
Agency-backed commercial paper	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
Mortgage-backed securities		✓
Commercial mortgage-backed securities		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 11–13 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

4	Short Duration Income Fund

Interview with your fund’s portfolio managers

Immediately prior to the reporting period that ended July 31, 2015, significant new money market fund reforms were passed. Could you summarize the new rules and explain the possible implications for Putnam Short Duration Income Fund?

Joanne: In July 2014, the Securities and Exchange Commission [SEC] approved additional amendments to Rule 2a-7, which governs money market funds under the Investment Company Act of 1940. These revisions are designed to dampen potentially harmful redemption behavior in times of market stress and generally bolster money fund liquidity and transparency. Under these rule changes, the net asset values [NAV] of institutional money market funds will now float rather than remain stable at $1.00 per share. Additionally, government money funds will be permitted, and all other money market funds will be required, to impose liquidity fees and redemption gates. Liquidity fees could be levied if a money fund’s holdings fail to maintain certain maturity requirements. Also, a fund’s redemption activity could be temporarily halted for up to 10 business days. Such fees and redemption restrictions could only be applied if a fund’s board of directors agrees that these actions are in the best interest of shareholders.

With money market fund yields at near-zero levels, it’s possible that the principal risk inherent in a floating NAV structure could steer investors away from institutional money market

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Short Duration Income Fund	5

funds. In our view, a fund such as Putnam Short Duration Income, though it is not a money market fund, could potentially benefit from any such asset migration. Our strategy is to target the space between money market and ultra-short-term bond funds. Since the fund is not subject to SEC Rule 2a-7, we can pursue a range of income opportunities that are not available to money market funds. Of course, that wider range of opportunities potentially includes a greater number of risks. Our goal, however, is to manage the fund so that its performance is consistent with our objectives of preserving capital and maintaining liquidity.

How do you manage risk?

Joanne: We seek to limit the fund’s sensitivity to interest-rate movements by generally keeping the portfolio’s duration at or less than one year. In fact, at period-end, duration was at 0.2, down from the 0.3 level of 12 months ago. We look to control the fund’s credit risk by pursuing only investment-grade securities and avoiding concentrated exposures to individual issuers. Lastly, we utilize high-quality commercial paper and other money market-eligible securities for liquidity purposes and as a temporary repository for cash that will be invested in short-term bonds.

Turning to you, Mike, let’s shift gears and talk about the factors that influenced the fund’s performance versus the benchmark during the 12-month reporting period.

Short-term Treasury yields were occasionally volatile during the period, as investors tried to

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Short Duration Income Fund

gauge the timing of the first Federal Reserve rate increase. For example, the yield on the two-year Treasury began the period at 0.47%, fell to 0.34% in mid-October — its low for the period — and generally trended higher during the latter months of the period, ending at 0.67%. Despite this rate volatility, the fund’s NAV wasn’t materially affected because we maintained a relatively short duration, thereby limiting the portfolio’s interest-rate sensitivity. In addition, we kept a majority of the fund’s assets in floating-rate securities, the coupons of which adjust to changes in short-term interest rates. So this also helped dampen the fund’s overall rate sensitivity. That said, the fund’s NAV was slightly hampered by widening credit spreads.

Short-term credit spreads — the yield advantage credit-sensitive bonds offer over Treasuries with comparable maturities — were at historically tight levels in the summer of 2014, then gradually widened over the course of the reporting period. This spread widening was largely fueled by heavy issuance of investment-grade corporate bonds, as corporate treasurers sought to

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/15. A bond rated Baa or higher (Prime-3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency. The “Cash and net other assets” category may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions.

Short Duration Income Fund	7

lock in current rates. Additionally, sharply declining commodities prices hampered bonds issued by companies in the materials sector, and spreads widened there also.

How was the fund positioned in terms of maturity, credit quality, and market sectors?

Mike: We continued to target opportunities in securities with maturities of up to three years or those with marginally lower credit quality. We sought to mitigate these risks by counterbalancing them. Specifically, the Baa-rated securities that we owned — which provided the fund with higher yields, given their greater credit risk — were generally shorter-maturity bonds, so they entailed relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically carried somewhat longer maturities. In our view, this balanced approach allowed us to add incremental income potential without significantly increasing the portfolio’s risk profile.

As for sector positioning, at period-end about 81% of the portfolio was invested in corporate bonds, the majority of which were issued by financial institutions. Banks and other types of financial companies are typically the largest issuers of short-term corporate securities. We continued to favor bonds in this sector because we believed they offered better relative value than did securities in other corporate bond categories. Moreover, we believe the credit quality of financial institutions continues to improve. We remained focused on U.S. dollar-denominated bonds

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Short Duration Income Fund

issued by diversified global institutions that, in our estimation, have demonstrated the greatest progress toward increasing their liquidity and capital positions.

Elsewhere, roughly 9% of the fund was invested in securitized sectors, such as asset-backed securities, collateralized mortgage obligations, and commercial mortgage-backed securities. Consistent with our goal of keeping the fund’s NAV relatively stable, we tend not to invest significantly in these areas of the market because the higher yields offered by these types of securities are frequently accompanied by greater volatility. So, within our overall investment strategy, we took a selective and limited approach to securitized sectors.

Lastly, about 6% of the portfolio was invested in high-quality, well-collateralized real estate investment trusts [REITs], down from about 10% early in the period. We continue to like REITs, but many of the REITs we held either matured or were called during the period. Newly issued REITs typically carry 10-year maturities, which are too long for inclusion in the portfolio, particularly given their fixed dividend rates.

What is your outlook for the coming months, and how are you positioning the fund?

Joanne: The U.S. economy remains solidly in midcycle expansion, in our view, particularly in light of an improving labor market combined with stronger consumer and business spending. As a result, while it’s still possible that the Fed will begin raising the federal funds rate this fall, we believe it may wait until the end of the year before making the first increase.

The central bank has said that it will be “data dependent” in determining when it will begin hiking rates, and it has a sizable number of, in some cases, conflicting data points to evaluate. In July, U.S. housing starts hit their highest level since October 2007, rising 0.2% from a month earlier to a seasonally adjusted rate of 1.21 million. Historically, new home construction has been strongly linked to employment trends. Specifically, changes in housing starts have tended to predict the direction of the unemployment rate some 12 to 18 months later. What’s more, “owner’s equivalent rent” [OAR] — a measure calculated by the U.S. Bureau of Labor Statistics that seeks to estimate the average change in housing costs for owner-occupied homes in a particular area and a key component in the Consumer Price Index — has been increasing. At the same time, crude oil prices have drifted lower in recent months due to renewed concern about global economic growth, particularly in China, as well as a global supply glut. A rising OAR tends to be inflationary, while low oil prices are usually viewed as disinflationary.

Shortly after the period ended, China surprised the financial markets by devaluing its currency, hoping that a weaker yuan would boost the country’s exports and bolster its flagging economic growth. Consequently, given the continued strength of the U.S. dollar, the uncertainty introduced by China’s currency devaluation, and a variety of other factors, the Fed is faced with a complex evaluation process as it prepares to adjust the nation’s monetary policy.

When the U.S. central bank does begin to raise rates, we think short-term rates could rise quickly. As a result, we remain cautious toward interest-rate risk and, as of period-end, planned to keep the portfolio’s duration near the low end of its permissible range while maintaining a sizable allocation to floating-rate securities.

Thanks to you both for your time and for bringing us up to date.

Short Duration Income Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll, CFA, has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund is managed by Kevin F. Murphy.

IN THE NEWS

The People’s Bank of China devalued the Chinese yuan against the U.S. dollar on August 11, 2015, sending global markets down. For the next two days the currency declined further, totaling its biggest drop in decades — 4.4%. The unexpected move to reset the reference value of the currency followed recent reports that China’s exports fell in July and producer prices continued their nearly four-year deflationary trend. Analysts concluded that these measures were driven by an attempt to boost exports and stimulate the economy. China’s growth rate in early 2015 declined from levels of previous quarters. Central bank leadership said the currency was not in a freefall, but that the bank was allowing the market to have more influence over the currency’s direction. Policymakers said the exchange rate would be based more on the currency’s trading performance than by government mandate. At the same time, some observers contend that the move sends a signal that global growth is weak to the U.S. Federal Reserve, as it considers when to raise interest rates.

10	Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	2.23%	0.71%	0.70%	1.94%	0.70%	2.71%	2.71%	2.71%
Annual average	0.58	0.19	0.19	0.51	0.19	0.71	0.71	0.71

3 years	1.71	0.53	0.52	1.46	0.52	2.01	2.01	2.01
Annual average	0.57	0.17	0.17	0.48	0.17	0.67	0.67	0.67

1 year	0.20	–0.18	–0.18	0.15	–0.18	0.30	0.30	0.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/15

BofA Merrill Lynch
U.S. Treasury Bill Index

Life of fund	0.32%
Annual average	0.09

3 years	0.26
Annual average	0.09

1 year	0.06

Index results should be compared with fund performance at net asset value.

Short Duration Income Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R5, R6, and Y shares would have been valued at $10,071, $10,070, $10,194, $10,070 $10,271, $10,271, and $10,271, respectively.

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Number	12	12	12	12	12	12	12	12

Income	$0.0422	$0.0035	$0.0035	$0.0372	$0.0035	$0.0523	$0.0522	$0.0523

Capital gains

Long-term gains	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020	0.0020

Short-term gains	0.0060	0.0060	0.0060	0.0060	0.0060	0.0060	0.0060	0.0060

Total	$0.0502	$0.0115	$0.0115	$0.0452	$0.0115	$0.0603	$0.0602	$0.0603

Share value at net asset value

7/31/14	$10.06	$10.05	$10.05	$10.05	$10.05	$10.07	$10.07	$10.07

7/31/15	10.03	10.02	10.02	10.02	10.02	10.04	10.04	10.04

Current rate (end of period)

Current dividend rate [1]	0.39%	0.01%	0.01%	0.34%	0.01%	0.49%	0.49%	0.49%

Current 30-day SEC yield
(with expense limitation) [2,3]	0.57	0.19	0.19	0.51	0.19	0.66	0.66	0.66

Current 30-day SEC yield
(without expense limitation) [3]	0.44	0.05	0.04	0.39	0.04	0.51	0.54	0.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Short Duration Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	2.30%	0.71%	0.70%	2.01%	0.70%	2.66%	2.77%	2.66%
Annual average	0.62	0.19	0.19	0.54	0.19	0.71	0.74	0.71

3 years	1.92	0.63	0.63	1.56	0.63	2.12	2.22	2.12
Annual average	0.63	0.21	0.21	0.52	0.21	0.70	0.73	0.70

1 year	0.30	-0.18	-0.18	0.25	-0.18	0.30	0.40	0.30

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal
year ended 7/31/14*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Total annual operating
expenses for the fiscal year
ended 7/31/14	0.52%	0.92%	0.92%	0.57%	0.92%	0.51%	0.44%	0.42%

Annualized expense ratio for
the six-month period ended
7/31/15†	0.40%	0.79%‡	0.79%‡	0.45%	0.79%‡	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/15.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects a voluntary waiver of certain fund expenses.

Short Duration Income Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$1.98	$3.92	$3.92	$2.23	$3.92	$1.49	$1.49	$1.49

Ending value (after expenses)	$1,001.10	$1,000.20	$1,000.20	$1,000.90	$1,000.20	$1,001.60	$1,001.60	$1,001.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.01	$3.96	$3.96	$2.26	$3.96	$1.51	$1.51	$1.51

Ending value (after expenses)	$1,022.81	$1,020.88	$1,020.88	$1,022.56	$1,020.88	$1,023.31	$1,023.31	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Short Duration Income Fund	15

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Short Duration Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short Duration Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18	Short Duration Income Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

Short Duration Income Fund	19

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. In addition, effective through at least November 30, 2016, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.30% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services

20 Short Duration Income Fund

that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on October 17, 2011, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year and three-year periods ended December 31, 2014. Over each of those periods, your fund’s class A share gross return was positive and exceeded the return of its benchmark. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio

Short Duration Income Fund	21

management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Short Duration Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from October 17, 2011 (commencement of operations) through July 31, 2012. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short Duration Income Fund as of July 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2015

24 Short Duration Income Fund

The fund’s portfolio 7/31/15

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)*	rate (%)	date	amount	Value

Banking (42.9%)
Abbey National Treasury Services PLC/Stamford,
CT company guaranty sr. unsec. unsub. FRN
(United Kingdom)	0.796	3/13/17	$7,000,000	$6,992,783

Abbey National Treasury Services PLC/Stamford,
CT company guaranty sr. unsec. unsub. FRN
(United Kingdom)	0.692	9/29/17	8,565,000	8,529,490

ABN Amro Bank NV 144A sr. unsec.
FRN (Netherlands)	1.094	10/28/16	18,618,000	18,686,738

ABN Amro Bank NV 144A sr. unsec.
notes (Netherlands)	1.375	1/22/16	2,000,000	2,004,546

American Express Bank FSB sr. unsec. FRN Ser. BKNT	0.487	6/12/17	12,340,000	12,274,499

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. FRN (Australia)	0.663	1/10/17	13,000,000	13,013,390

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. FRN (Australia)	0.729	1/16/18	10,000,000	9,997,130

Bank of America Corp. sr. unsec. FRN Ser. MTN	0.892	8/25/17	7,112,000	7,098,701

Bank of America Corp. unsec. sub. FRN	0.604	8/15/16	3,873,000	3,855,184

Bank of America, NA unsec. sub. FRN Ser. BKNT	0.586	6/15/17	10,000,000	9,929,700

Bank of Montreal sr. unsec. unsub. FRN (Canada)	0.643	4/10/18	3,000,000	2,991,885

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	0.907	7/31/18	15,000,000	14,999,565

Bank of New York Mellon Corp. (The) sr.
unsec. FRN Ser. 1	0.719	3/6/18	4,062,000	4,061,927

Bank of Nova Scotia sr. unsec. unsub. FRN (Canada)	0.596	4/11/17	10,000,000	9,984,290

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	0.756	6/11/18	10,000,000	10,011,190

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. FRN (Japan)	0.891	9/9/16	4,300,000	4,309,894

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. FRN (Japan)	0.692	3/10/17	4,000,000	3,993,464

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. unsub. FRN (Japan)	0.829	3/5/18	5,000,000	4,992,100

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A unsec.
FRN (Japan)	0.589	9/8/17	5,000,000	4,974,615

Banque Federative du Credit Mutuel SA 144A sr.
unsec. unsub. FRN (France)	1.144	10/28/16	4,570,000	4,590,611

Banque Federative du Credit Mutuel SA 144A sr.
unsec. unsub. FRN (France)	1.137	1/20/17	17,850,000	17,928,022

Barclays Bank PLC sr. unsec. unsub. FRN
(United Kingdom)	0.856	2/17/17	15,100,000	15,053,749

Barclays Bank PLC sr. unsec. unsub. FRN Ser. MTN
(United Kingdom)	0.821	12/9/16	9,385,000	9,383,207

BB&T Corp. unsec. sub. notes	5.200	12/23/15	2,315,000	2,356,888

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	0.763	3/17/17	4,000,000	4,003,000

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	0.736	5/7/17	2,000,000	1,996,782

Short Duration Income Fund 25

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
BPCE SA company guaranty sr. unsec. FRN
Ser. MTN (France)	1.129	2/10/17	$10,175,000	$10,222,263

BPCE SA company guaranty sr. unsec. unsub. FRB
Ser. MTN (France)	0.891	6/23/17	13,000,000	12,998,778

Branch Banking & Trust Co. sr. unsec. FRN	0.713	12/1/16	2,000,000	1,998,078

Branch Banking & Trust Co. unsec. sub. FRN	0.606	9/13/16	15,795,000	15,746,541

Branch Banking & Trust Co. unsec. sub.
FRN Ser. BKNT	0.582	5/23/17	3,450,000	3,434,154

Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN Ser. EMTN (Canada)	0.456	2/21/17	6,200,000	6,186,298

Capital One Financial Corp. sr. unsec. unsub. FRN	0.920	11/6/15	8,688,000	8,695,454

Capital One NA/Mclean VA sr. unsec. FRN Ser. BKNT	0.731	3/22/16	7,000,000	6,989,941

Capital One, NA sr. unsec. FRN Ser. BKNT	0.959	2/5/18	9,000,000	9,002,223

Citigroup, Inc. sr. unsec. sub. FRN	0.551	6/9/16	20,859,000	20,760,587

Citigroup, Inc. sr. unsec. FRN	0.982	11/24/17	5,145,000	5,142,458

Comerica, Inc. sr. unsec. unsub. notes	3.000	9/16/15	2,000,000	2,005,372

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	0.551	9/8/17	7,000,000	6,996,640

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	0.688	3/12/18	10,000,000	9,981,560

Commonwealth Bank of Australia/New York, NY sr.
unsec. notes	1.250	9/18/15	480,000	480,451

Credit Agricole SA 144A sr. unsec. FRN (France)	1.134	10/3/16	8,000,000	8,032,520

Credit Suisse/New York, NY sr. unsec. FRN	0.984	1/29/18	4,000,000	3,990,916

Credit Suisse/New York, NY sr. unsec. FRN	0.975	4/27/18	10,000,000	9,967,330

Credit Suisse/New York, NY sr. unsec. FRN Ser. GMTN	0.772	5/26/17	10,860,000	10,828,397

Danske Bank A/S 144A sr. unsec. unsub.
notes (Denmark)	3.875	4/14/16	20,485,000	20,894,905

DNB Boligkreditt AS 144A sr. unsub. bonds (Norway)	2.100	10/14/15	2,500,000	2,507,483

Fifth Third Bancorp unsec. sub. FRB	0.701	12/20/16	14,685,000	14,575,362

Fifth Third Bank/Cincinnati, OH sr. unsec. FRN	0.692	2/26/16	9,700,000	9,700,398

HBOS PLC unsec. sub. FRN Ser. EMTN
(United Kingdom)	0.982	9/30/16	15,035,000	14,982,378

HBOS PLC unsec. sub. FRN Ser. EMTN
(United Kingdom)	0.979	9/6/17	8,830,000	8,783,107

HSBC Finance Corp. sr. unsec. unsub. FRN	0.713	6/1/16	16,276,000	16,251,863

Huntington National Bank (The) sr. unsec. unsub. FRN	0.718	4/24/17	9,075,000	9,031,213

ING Bank NV 144A sr. unsec. notes (Netherlands)	3.000	9/1/15	4,000,000	4,006,320

ING Bank NV 144A sr. unsec. notes (Netherlands)	1.375	3/7/16	1,450,000	1,454,353

ING Bank NV 144A unsec. FRN (Netherlands)	0.836	3/16/18	12,500,000	12,468,750

Intesa Sanpaolo SpA 144A sr. unsec. notes (Italy)	3.625	8/12/15	13,900,000	13,907,033

JPMorgan Chase & Co. sr. unsec. FRN Ser. MTN	0.793	3/1/18	5,000,000	4,975,640

JPMorgan Chase Bank, NA unsec. sub. FRN	0.616	6/13/16	21,811,000	21,743,669

KeyBank NA/Cleveland, OH sr. unsec. FRN	0.772	11/25/16	3,000,000	2,999,559

KeyBank NA/Cleveland, OH unsec. sub.
notes Ser. BKNT	4.950	9/15/15	2,206,000	2,216,236

KeyBank NA/Cleveland, OH unsec. sub.
notes Ser. MTN	5.450	3/3/16	5,505,000	5,658,380

26 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
KeyCorp sr. unsec. unsub. notes Ser. MTN	3.750	8/13/15	$9,960,000	$9,965,936

Manufacturers & Traders Trust Co. sr. unsec. FRB	0.672	1/30/17	5,000,000	4,997,980

Manufacturers & Traders Trust Co. sr. unsec.
FRN Ser. BKNT	0.595	7/25/17	6,000,000	5,972,100

Manufacturers & Traders Trust Co. sr. unsec.
FRN Ser. BKNT	0.579	3/7/16	10,500,000	10,490,330

Merrill Lynch & Co., Inc. unsec. sub. FRN	0.829	5/2/17	5,167,000	5,126,124

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
FRN (Japan)	0.719	4/16/17	11,000,000	10,976,977

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	0.921	3/26/18	9,000,000	8,999,613

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	0.731	9/25/17	3,000,000	2,986,995

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	0.934	7/23/18	10,000,000	9,999,670

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	0.649	6/7/17	10,440,000	10,390,567

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	0.636	12/15/16	4,250,000	4,240,778

Nationwide Building Society 144A unsec. sub. notes
(United Kingdom)	5.000	8/1/15	19,725,000	19,725,000

Nordea Bank AB 144A sr. unsec. unsub.
FRN (Sweden)	0.644	4/4/17	7,000,000	7,007,812

PNC Bank NA sr. unsec. FRN Ser. MTN	0.703	6/1/18	5,000,000	4,981,530

PNC Funding Corp. company guaranty
unsec. sub. notes	5.250	11/15/15	4,204,000	4,251,741

Royal Bank of Canada sr. unsec. FRN (Canada)	0.624	1/23/17	2,000,000	2,000,530

Royal Bank of Canada sr. unsec. FRN
Ser. GMTN (Canada)	0.837	7/30/18	10,000,000	9,999,710

Royal Bank of Scotland Group PLC sr. unsec. unsub.
FRN (United Kingdom)	1.222	3/31/17	11,000,000	10,979,485

Royal Bank of Scotland Group PLC sr. unsec. unsub.
notes (United Kingdom)	2.550	9/18/15	9,004,000	9,019,226

Santander Bank, NA sr. unsec. FRN	1.216	1/12/18	5,000,000	4,992,350

Santander US Debt SAU company guaranty sr. unsec.
unsub. notes Ser. REGS (Spain)	3.781	10/7/15	1,000,000	1,004,773

Santander US Debt SAU 144A company guaranty sr.
unsec. unsub. notes (Spain)	3.781	10/7/15	2,250,000	2,260,739

Societe Generale SA 144A sr. unsec. notes (France)	3.100	9/14/15	21,246,000	21,297,203

Societe Generale SA 144A unsec. sub. notes (France)	5.750	4/20/16	3,000,000	3,082,053

Standard Chartered PLC 144A sr. unsec. notes
(United Kingdom)	3.200	5/12/16	9,035,000	9,172,386

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. FRN (Japan)	0.713	1/10/17	6,000,000	5,989,302

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	1.034	7/23/18	8,000,000	7,999,736

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	0.606	7/11/17	5,000,000	4,984,020

Short Duration Income Fund	27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Banking cont.
Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. FRN (Japan)	0.869	1/16/18	$6,000,000	$5,986,914

Sun Trust Bank/Atlanta, GA unsec. sub. FRN	0.572	8/24/15	8,920,000	8,918,466

Suncorp-Metway, Ltd. 144A sr. unsec. FRN (Australia)	0.982	3/28/17	15,250,000	15,248,414

SunTrust Bank/Atlanta, GA sr. unsec. FRN Ser. BKNT	0.714	2/15/17	10,000,000	9,978,280

SunTrust Bank/Atlanta, GA unsec. sub.
notes Ser. BKNT	5.000	9/1/15	4,366,000	4,379,338

Toronto-Dominion Bank (The) sr. unsec.
FRN (Canada)	0.519	5/2/17	3,000,000	2,994,288

Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN (Canada)	0.834	7/23/18	10,000,000	9,999,780

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	0.586	3/13/18	10,000,000	9,973,880

U.S. Bank, NA/Cincinnati, OH sr. unsec.
FRN Ser. BKNT	0.527	1/30/17	7,000,000	6,992,440

U.S. Bank, NA/Cincinnati, OH sr. unsec.
FRN Ser. BKNT	0.486	9/11/17	10,000,000	9,978,580

UBS AG/Stamford, CT unsec. sub. notes Ser. MTN	5.875	7/15/16	17,000,000	17,694,790

UBS AG/Stamford, CT unsec. sub. notes	7.000	10/15/15	6,790,000	6,873,293

Wachovia Corp. unsec. sub. FRN	0.659	10/15/16	7,218,000	7,198,338

Wachovia Corp. unsec. sub. FRN	0.637	10/28/15	8,544,000	8,544,923

Wells Fargo & Co. sr. unsec. unsub. FRN	0.924	4/23/18	3,000,000	3,002,349

Wells Fargo Bank, NA unsec. sub. FRN	0.486	5/16/16	6,352,000	6,336,609

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	0.712	5/25/18	8,000,000	7,980,000

Westpac Banking Corp. sr. unsec. unsub.
FRN (Australia)	0.653	12/1/17	17,000,000	16,991,721

899,597,029
Basic materials (1.0%)
Glencore Funding, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.445	5/27/16	16,250,000	16,252,210

Glencore Funding, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.349	4/16/18	4,000,000	3,997,724

20,249,934
Capital goods (0.8%)
John Deere Capital Corp. sr. unsec. FRN Ser. MTN	0.506	12/15/17	10,000,000	9,990,220

John Deere Capital Corp. sr. unsec. FRN Ser. MTN	0.579	1/16/18	6,000,000	5,987,766

15,977,986
Communication services (1.6%)
AT&T, Inc. sr. unsec. unsub. FRN	1.195	11/27/18	10,000,000	10,032,030

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes	5.850	5/1/17	6,755,000	7,191,684

Verizon Communications, Inc. sr. unsec. unsub. FRN	1.816	9/15/16	6,500,000	6,576,564

Verizon Communications, Inc. sr. unsec. unsub. FRN	0.681	6/9/17	10,000,000	9,957,280

33,757,558
Conglomerates (0.5%)
General Electric Co. sr. unsec. notes	0.850	10/9/15	1,000,000	1,000,773

Siemens Financieringsmaatschappij NV 144A
company guaranty sr. unsec. FRN (Netherlands)	0.565	5/25/18	10,000,000	9,969,280

				10,970,053

28 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals (7.2%)
Clorox Co. (The) sr. unsec. notes	3.550	11/1/15	$1,000,000	$1,007,083

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	0.959	8/1/17	5,000,000	4,965,700

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	0.726	5/18/18	10,000,000	9,923,080

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	0.632	3/10/17	10,000,000	9,957,980

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes	3.500	3/1/16	8,044,000	8,155,047

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes	3.125	2/15/16	7,430,000	7,515,452

Ford Motor Credit Co., LLC sr. unsec. FRN	0.799	9/8/17	5,500,000	5,461,797

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	0.849	12/6/17	15,000,000	14,911,920

General Motors Financial Co., Inc. company guaranty
sr. unsec. notes	2.750	5/15/16	8,892,000	8,980,778

General Motors Financial Co., Inc. company guaranty
sr. unsec. unsub. FRN	1.643	4/10/18	905,000	906,372

Hutchison Whampoa International 14, Ltd. 144A
company guaranty sr. unsec. unsub. bonds
(Hong Kong)	1.625	10/31/17	2,500,000	2,490,173

Hyundai Capital Services, Inc. 144A sr. unsec. unsub.
FRN (South Korea)	1.086	3/18/17	3,000,000	3,007,452

Hyundai Capital Services, Inc. 144A sr. unsec. unsub.
notes (South Korea)	4.375	7/27/16	3,075,000	3,165,273

Macy’s Retail Holdings, Inc. company guaranty sr.
unsec. bonds	7.450	10/15/16	4,134,000	4,430,003

Marriot International, Inc./MD sr. unsec. unsub. notes	5.810	11/10/15	14,320,000	14,514,867

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	0.833	3/3/17	7,000,000	7,004,298

Nissan Motor Acceptance Corp. 144A unsec. FRN	0.981	9/26/16	9,350,000	9,390,673

Toyota Motor Credit Corp. sr. unsec. FRB Ser. GMTN	0.746	7/13/18	10,000,000	10,028,700

Toyota Motor Credit Corp. sr. unsec. FRN Ser. MTN	0.476	5/16/17	10,000,000	9,983,830

Volkswagen Group of America Finance, LLC 144A
company guaranty sr. unsec. unsub. FRN	0.652	5/23/17	10,000,000	9,978,170

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN (Germany)	0.716	11/18/16	6,000,000	6,006,954

151,785,602
Consumer finance (1.7%)
American Express Co. sr. unsec. unsub. FRN	0.874	5/22/18	5,250,000	5,229,714

American Express Credit Corp. sr. unsec.
notes Ser. MTN	5.300	12/2/15	2,355,000	2,389,546

American Express Credit Corp. sr. unsec. unsub. FRN	0.581	9/22/17	5,350,000	5,317,729

American Honda Finance Corp. sr. unsec.
FRN Ser. MTN	0.746	7/13/18	7,000,000	7,005,831

American Honda Finance Corp. sr. unsec.
FRN Ser. MTN	0.596	12/11/17	15,000,000	15,037,470

Capital One Bank USA NA sr. unsec. FRN	0.777	2/13/17	250,000	249,506

				35,229,796

Short Duration Income Fund 29

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Consumer staples (3.8%)
Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. notes	0.800	1/15/16	$1,000,000	$1,001,650

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. FRN	0.485	1/27/17	4,465,000	4,456,512

ERAC USA Finance, LLC 144A company
guaranty sr. unsec.	1.400	4/15/16	3,496,000	3,500,569

ERAC USA Finance, LLC 144A company guaranty sr.
unsec. notes	5.900	11/15/15	9,385,000	9,514,879

General Mills, Inc. sr. unsec. FRN	0.494	1/28/16	5,000,000	4,999,335

Kroger Co. (The) company guaranty sr. unsec. notes	3.900	10/1/15	5,744,000	5,772,410

Kroger Co. (The) sr. unsec. FRN	0.819	10/17/16	18,547,000	18,546,221

Mondelez International, Inc. sr. unsec. unsub. notes	4.125	2/9/16	5,984,000	6,085,447

PepsiCo, Inc. sr. unsec. unsub. FRN	0.539	7/17/17	10,000,000	10,003,480

Walgreens Boots Alliance, Inc. sr. unsec. unsub. FRN	0.726	5/18/16	15,585,000	15,586,044

79,466,547
Energy (0.9%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	0.629	2/10/17	10,000,000	9,984,640

Devon Energy Corp. sr. unsec. unsub. FRN	0.826	12/15/16	4,780,000	4,730,269

Devon Energy Corp. sr. unsec. unsub. FRN	0.736	12/15/15	4,000,000	3,997,116

18,712,025
Financial (3.8%)
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	0.586	1/12/18	10,000,000	9,999,030

General Electric Capital Corp. company guaranty sr.
unsec. FRN Ser. MTN	0.546	8/7/18	3,457,000	3,442,902

General Electric Capital Corp. sr. unsec.
FRN Ser. EMTN	0.481	6/20/16	7,000,000	6,998,074

General Electric Capital Corp. sr. unsec. unsub.
FRN Ser. GMTN	0.554	5/15/17	11,500,000	11,518,055

Goldman Sachs Group, Inc. (The) sr.
unsec. unsub. FRN	0.954	5/22/17	5,000,000	4,999,035

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	0.904	6/4/17	10,200,000	10,176,265

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
notes Ser. GMTN	3.700	8/1/15	1,578,000	1,578,000

Goldman Sachs Group, Inc. (The) sr. unsec.
FRN Ser. MTN	1.086	12/15/17	6,000,000	6,009,372

Morgan Stanley sr. unsec. unsub. FRN Ser. MTN	0.737	10/18/16	23,000,000	22,952,344

Royal Bank of Scotland PLC (The) company guaranty
sr. unsec. unsub. notes (United Kingdom)	3.950	9/21/15	3,150,000	3,161,863

80,834,940
Health care (2.2%)
AbbVie, Inc. sr. unsec. unsub. FRN	1.040	11/6/15	3,624,000	3,628,389

AbbVie, Inc. sr. unsec. unsub. notes	1.200	11/6/15	1,795,000	1,797,041

Actavis Funding SCS company guaranty sr. unsec.
unsub. FRN (Luxembourg)	1.158	9/1/16	5,000,000	5,001,630

Amgen, Inc. sr. unsec. FRN	0.664	5/22/17	15,000,000	14,980,770

Bayer US Finance, LLC 144A company guaranty sr.
unsec. unsub. FRN	0.564	10/6/17	10,000,000	9,966,520

30 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Health care cont.
McKesson Corp. sr. unsec. unsub. FRN	0.682	9/10/15	$6,000,000	$5,999,898

Merck & Co., Inc. sr. unsec. unsub. FRN	0.636	5/18/18	4,303,000	4,314,833

				45,689,081
Insurance (2.5%)
Aflac, Inc. sr. unsec. notes	3.450	8/15/15	7,790,000	7,795,913

American International Group, Inc. unsec. sub. notes	2.375	8/24/15	24,811,000	24,831,866

Mass Mutual Global Funding II 144A sr. unsub. notes	2.300	9/28/15	500,000	501,440

Metropolitan Life Global Funding I 144A FRB	0.819	7/15/16	3,560,000	3,572,788

New York Life Global Funding 144A FRN	0.566	12/15/17	10,000,000	10,009,260

Prudential Covered Trust 2012-1 144A company
guaranty mtge. notes	2.997	9/30/15	4,924,500	4,939,406

				51,650,673
Investment banking/Brokerage (0.5%)
Macquarie Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	0.736	6/15/16	10,000,000	9,998,860

				9,998,860
Real estate (5.2%)
DDR Corp. sr. unsec. unsub. notes R	9.625	3/15/16	6,925,000	7,271,160

Health Care REIT, Inc. sr. unsec. notes R	6.200	6/1/16	3,910,000	4,064,644

Health Care REIT, Inc. sr. unsec. notes R	3.625	3/15/16	11,831,000	12,005,637

Kimco Realty Corp. sr. unsec. notes Ser. MTN R	5.584	11/23/15	3,990,000	4,047,013

Kimco Realty Corp. sr. unsec. unsub. notes Ser. MTN R	5.783	3/15/16	18,635,000	19,129,107

Realty Income Corp. sr. unsec. notes R	5.500	11/15/15	4,900,000	4,958,482

Regency Centers LP company guaranty sr. unsec.
unsub. notes	5.250	8/1/15	25,230,000	25,230,000

Senior Housing Properties Trust sr. unsec.
unsub. notes R	4.300	1/15/16	4,300,000	4,325,318

UDR, Inc. sr. unsec. unsub. notes Ser. MTN R	5.250	1/15/16	5,350,000	5,437,275

Ventas Realty LP/Ventas Capital Corp. company
guaranty sr. unsec. unsub. notes R	3.125	11/30/15	23,764,000	23,919,939

				110,388,575
Technology (1.6%)
Cisco Systems, Inc. sr. unsec. FRN	0.593	6/15/18	10,000,000	9,979,950

eBay, Inc. sr. unsec. unsub. FRN	0.494	7/28/17	7,000,000	6,903,113

QUALCOMM, Inc. sr. unsec. FRN	0.546	5/18/18	10,000,000	9,909,180

Western Union Co. (The) sr. unsec. unsub. FRN	1.281	8/21/15	7,255,000	7,256,669

				34,048,912
Transportation (0.4%)
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A	6.900	1/2/18	3,799,251	3,965,468

Kansas City Southern de Mexico
SA de CV sr. unsec. FRN	0.994	10/28/16	4,000,000	3,974,588

				7,940,056
Utilities and power (3.9%)
Duke Energy Corp. sr. unsec. unsub. FRN	0.664	4/3/17	9,100,000	9,081,345

Duke Energy Progress, Inc. sr. FRN mtge. notes	0.479	3/6/17	5,000,000	4,979,895

Electricite de France (EDF) 144A sr. unsec.
FRN (France)	0.747	1/20/17	8,000,000	8,006,712

Enbridge, Inc. sr. unsec. unsub. FRN (Canada)	0.734	6/2/17	5,000,000	4,952,370

Exelon Corp. sr. unsec. unsub. notes	1.550	6/9/17	5,000,000	5,002,260

Short Duration Income Fund	31

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (80.5%)* cont.	rate (%)	date	amount	Value

Utilities and power cont.
Georgia Power Co. sr. unsec. unsub. FRN	0.606	3/15/16	$4,707,000	$4,702,076

Georgia Power Co. sr. unsec. unsub. notes Ser. 12D	0.625	11/15/15	2,000,000	1,997,750

LG&E and KU Energy, LLC sr. unsec. unsub. notes	2.125	11/15/15	4,000,000	4,013,832

NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. unsub. notes	7.875	12/15/15	2,590,000	2,659,391

Potomac Edison Co. (The) sr. unsub. notes	5.125	8/15/15	3,675,000	3,679,700

PPL WEM, Ltd./Western Power Distribution, Ltd.
144A sr. unsec. unsub. notes (United Kingdom)	3.900	5/1/16	20,000,000	20,348,040

TransCanada PipeLines, Ltd. sr. unsec. unsub.
FRN (Canada)	0.962	6/30/16	7,100,000	7,119,149

Xcel Energy, Inc. sr. unsec. unsub. notes	1.200	6/1/17	5,000,000	5,000,450

				81,542,970

Total corporate bonds and notes (cost $1,689,840,489)				$1,687,840,597

		Maturity	Principal
COMMERCIAL PAPER (8.0%)*	Yield (%)	date	amount	Value

Albemarle Corp.	0.800	8/18/15	$1,000,000	$999,613

AutoNation, Inc	0.680	8/3/15	20,000,000	20,000,000

Bell Canada (Canada)	0.551	8/18/15	1,350,000	1,349,855

Brookfield US Holdings, Inc.	0.530	9/1/15	10,000,000	9,997,413

Brookfield US Holdings, Inc.	0.520	8/24/15	10,000,000	9,998,113

Deutsche Telekom AG (Germany)	0.470	8/26/15	9,000,000	8,998,304

ERAC USA Finance, LLC	0.591	8/17/15	10,000,000	9,998,853

Hewlett-Packard Co.	0.740	8/19/15	10,000,000	9,998,802

Hewlett-Packard Co.	0.781	8/17/15	10,000,000	9,998,947

Humana, Inc.	0.575	9/10/15	11,200,000	11,194,171

Hyundai Capital America (South Korea)	0.631	8/3/15	4,633,000	4,632,907

Kinder Morgan, Inc./DE	0.650	8/3/15	9,987,000	9,986,634

Marriott International, Inc./MD	0.490	8/10/15	3,000,000	2,999,800

Mondelez International, Inc.	0.541	8/20/15	6,000,000	5,999,173

Monsanto Co.	0.551	8/31/15	10,000,000	9,997,666

Newell Rubbermaid, Inc.	0.675	8/20/15	1,600,000	1,599,602

SCANA Corp.	0.550	8/26/15	5,500,000	5,498,248

Viacom, Inc.	0.450	8/14/15	3,830,000	3,829,643

Viacom, Inc.	0.440	8/11/15	2,680,000	2,679,803

WPP CP, LLC	0.510	8/25/15	10,000,000	9,998,201

WPP CP, LLC	0.470	8/5/15	7,926,000	7,925,736

Wyndham Worldwide Corp.	0.700	8/3/15	10,000,000	9,999,633

Total commercial paper (cost $167,661,740)				$167,681,117

32 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (0.7%)
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ	6.500	11/15/23	$258,750	$284,937
Ser. 2345, Class PQ	6.500	8/15/16	44,215	45,348
Ser. 2430, Class UD	6.000	3/15/17	47,666	49,096
Ser. 3724, Class CM	5.500	6/15/37	350,844	394,797
Ser. 3316, Class CD	5.500	5/15/37	151,142	168,793
Ser. 2503, Class B	5.500	9/15/17	56,824	58,982
Ser. 3662, Class QA	5.000	3/15/38	86,008	86,756
Ser. 3028, Class BA	5.000	4/15/34	18,063	18,143
Ser. 2888, Class CG	5.000	8/15/33	50,416	51,089
Ser. 3331, Class NV	5.000	6/15/29	249,150	254,259
Ser. 2561, Class BD	5.000	2/15/18	201,799	209,216
Ser. 2541, Class JC	5.000	12/15/17	85,887	88,830
Ser. 2542, Class ES	5.000	12/15/17	16,894	17,479
Ser. 2519, Class AH	5.000	11/15/17	197,500	204,498
Ser. 2513, Class DB	5.000	10/15/17	23,022	23,760
Ser. 3539, Class PM	4.500	5/15/37	80,937	85,967
Ser. 2958, Class QD	4.500	4/15/20	39,545	41,032
Ser. 2882, Class UM	4.500	8/15/19	18,154	18,197
Ser. 3681, Class AH	4.000	10/15/27	4,279	4,279
Ser. 2854, Class DL	4.000	9/15/19	177,001	183,282
Ser. 2864, Class GB	4.000	9/15/19	129,802	134,794
Ser. 2783, Class AY	4.000	4/15/19	120,234	124,256
Ser. 3805, Class AK	3.500	4/15/24	93,141	95,747
Ser. 2643, Class ME	3.500	3/15/18	10,777	10,810
Ser. 3683, Class JH	2.500	12/15/23	28,959	29,096
Ser. 3611, PO	0.000	7/15/34	106,078	97,435

Federal National Mortgage Association
Ser. 11-15, Class AB	9.750	8/25/19	207,608	226,600
Ser. 10-110, Class AE	9.750	11/25/18	154,512	169,391
Ser. 06-10, Class GC	6.000	9/25/34	222,644	223,757
Ser. 06-124, Class A	5.625	11/25/36	30,211	31,045
Ser. 05-48, Class AR	5.500	2/25/35	147,790	158,167
Ser. 08-8, Class PA	5.000	2/25/38	144,299	151,879
Ser. 09-15, Class MC	5.000	3/25/24	61,171	63,931
Ser. 02-73, Class OE	5.000	11/25/17	82,255	85,073
Ser. 02-65, Class HC	5.000	10/25/17	10,298	10,540
Ser. 09-100, Class PA	4.500	4/25/39	20,194	20,633
Ser. 04-8, Class GD	4.500	10/25/32	50,466	51,094
Ser. 04-26, Class PD	4.500	8/25/32	110,543	112,709
Ser. 11-60, Class PA	4.000	10/25/39	44,157	45,873
Ser. 11-4, Class JP	4.000	6/25/39	318,013	323,462
Ser. 11-36, Class PA	4.000	2/25/39	453,170	470,475
Ser. 03-43, Class YA	4.000	3/25/33	441,883	453,628
Ser. 10-109, Class JB	4.000	8/25/28	236,536	243,310

Short Duration Income Fund 33

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 11-89, Class VA	4.000	9/25/23	$147,456	$148,291
Ser. 04-27, Class HB	4.000	5/25/19	55,023	56,857
Ser. 03-128, Class NG	4.000	1/25/19	134,135	138,522
Ser. 11-20, Class PC	3.500	3/25/39	125,570	129,220
Ser. 10-155, Class A	3.500	9/25/25	40,358	41,544
Ser. 11-42, Class BJ	3.000	8/25/25	734,154	746,202
Ser. 10-49, Class KC	3.000	11/25/23	36,890	37,025
Ser. 10-43, Class KG	3.000	1/25/21	136,675	140,521
Ser. 11-23, Class AB	2.750	6/25/20	92,615	94,732
Ser. 10-81, Class AP	2.500	7/25/40	188,639	191,799
FRB Ser. 10-90, Class GF	0.691	8/25/40	3,279,752	3,291,231
FRB Ser. 06-74, Class FL	0.541	8/25/36	781,030	783,470
FRB Ser. 05-63, Class FC	0.441	10/25/31	1,314,054	1,311,488
Ser. 92-96, Class B, PO	0.000	5/25/22	40,579	40,077

Government National Mortgage Association
Ser. 10-61, Class EA	5.000	9/20/31	38,501	38,602
Ser. 10-39, Class PH	4.500	11/20/38	330,181	344,161
Ser. 11-7, Class CA	4.500	11/20/37	60,169	60,927
Ser. 09-109, Class NK	4.500	7/20/37	347,285	356,241
Ser. 09-94, Class MB	4.500	4/20/37	294,488	302,495
Ser. 10-29, Class PA	4.500	8/20/36	50,097	50,285
Ser. 09-116, Class EK	4.500	12/20/34	42,610	42,782
Ser. 09-54, Class HT	4.500	12/20/34	18,727	18,777
Ser. 09-59, Class P	4.250	9/20/33	120,365	123,462
Ser. 09-32, Class AB	4.000	5/16/39	40,010	42,359
Ser. 10-32, Class CJ	4.000	1/20/38	321,766	330,522
Ser. 08-38, Class PS	3.500	5/20/37	3,030	3,029
Ser. 09-118, Class AW	3.000	5/20/37	668,972	677,856

				15,164,922
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A2	5.317	9/10/47	206,187	206,136
Ser. 06-6, Class A2	5.309	10/10/45	38,657	38,720

COMM Mortgage Trust Ser. 05-C6, Class AJ	5.209	6/10/44	457,699	457,477

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C6, Class AJ	5.230	12/15/40	1,616,000	1,618,634
Ser. 05-C6, Class AM	5.230	12/15/40	5,883,000	5,935,947

DBRR Trust 144A FRB Ser. 13-EZ3, Class A	1.636	12/18/49	7,265,435	7,265,435

GE Commercial Mortgage Corp. Trust
Ser. 07-C1, Class AAB	5.477	12/10/49	137,390	137,390

JPMorgan Chase Commercial Mortgage Securities
Trust Ser. 04-LN2, Class A2	5.115	7/15/41	296,478	296,849

Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2FX	5.678	4/12/49	532,438	530,649
Ser. 07-HQ11, Class A31	5.439	2/12/44	569,488	570,376

34 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (6.5%)* cont.	rate (%)	date	amount	Value

Commercial mortgage-backed securities cont.
Selkirk, Ltd. 144A Ser. 1, Class A (Cayman Islands)	1.329	2/20/41	$8,333,534	$8,333,534

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C31, Class A2	5.421	4/15/47	45,589	45,512
FRB Ser. 05-C20, Class B	5.141	7/15/42	3,449,000	3,447,039

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C28, Class A4FL	0.336	10/15/48	9,916,378	9,826,437

				38,710,135
Residential mortgage-backed securities
(non-agency) (3.9%)
BCAP, LLC Trust 144A
FRB Ser. 12-RR12, Class 4A1	2.808	4/26/36	4,227,484	4,310,712
FRB Ser. 15-RR6, Class 3A1	1.096	5/26/46	8,635,318	8,548,965
FRB Ser. 12-RR10, Class 5A5	0.452	4/26/36	8,006,866	7,869,228

Bear Stearns Asset Backed Securities I Trust FRB
Ser. 05-EC1, Class M1	0.637	11/25/35	9,307,217	9,273,079

Bear Stearns Asset Backed Securities Trust
FRB Ser. 05-4, Class M1	0.687	1/25/36	2,071,447	2,075,176
FRB Ser. 05-SD3, Class 1A	0.681	7/25/35	2,156,087	2,111,751
FRB Ser. 05-SD2, Class 1A3	0.591	3/25/35	2,643,386	2,619,339

Citigroup Mortgage Loan Trust 144A
FRB Ser. 09-6, Class 12A1	2.738	7/25/36	915,563	931,356
FRB Ser. 09-5, Class 1A1	2.227	6/25/37	449,463	450,587

Citigroup Mortgage Loan Trust, Inc. 144A FRB
Ser. 12-11, Class 3A1	0.477	12/25/35	1,894,749	1,860,407

Countrywide Asset-Backed Certificates Trust
FRB Ser. 04-12, Class MV2	1.132	3/25/35	290,001	290,023
FRB Ser. 05-1, Class MV3	0.667	7/25/35	5,658,025	5,616,506

CSMC Trust 144A FRB Ser. 14-5R, Class 6A1	0.337	10/27/36	8,827,600	8,694,303

GSAMP Trust FRB Ser. 06-HE2, Class A2	0.371	3/25/46	3,151,451	3,115,682

JPMorgan Resecuritization Trust 144A FRB
Ser. 09-7, Class 1A1	2.710	8/27/37	3,679,823	3,716,900

Morgan Stanley Mortgage Loan Trust FRB
Ser. 05-6AR, Class 1A2	0.461	11/25/35	2,486,414	2,476,438

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates FRB Ser. 05-1, Class M1	0.661	2/25/35	2,023,024	2,018,725

Opteum Mortgage Acceptance Corp. Trust FRB
Ser. 05-4, Class 1A1C	0.601	11/25/35	4,217,707	4,133,353

People’s Choice Home Loan Securities Trust FRB
Ser. 05-2, Class M2	0.832	5/25/35	7,405,608	7,404,275

Residential Accredit Loans, Inc. Trust
Ser. 03-QR13, Class A3	4.000	7/25/33	335,393	338,244

Structured Asset Securities Corp. Mortgage Loan
Trust FRB Ser. 07-BC2, Class A3	0.321	3/25/37	4,163,995	4,145,490

				82,000,539

Total mortgage-backed securities (cost $136,049,622)				$135,875,596

Short Duration Income Fund 35

		Maturity	Principal
CERTIFICATES OF DEPOSIT (2.7%)*	Yield (%)	date	amount	Value

Banco Bilbao Vizcaya/NY FRN	1.126	5/16/16	$23,750,000	$23,722,996

Bank of Montreal/Chicago, IL FRN (Canada)	0.427	8/12/16	5,000,000	4,998,455

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)/New York,
NY FRN (Japan)	0.669	7/15/16	7,000,000	6,997,690

Canadian Imperial Bank of Commerce/New
York, NY FRN	0.549	6/2/17	10,000,000	9,998,020

Intesa Sanpaolo/NY FRN (Italy)	1.666	4/11/16	10,750,000	10,772,672

				$56,489,833
Total certificates of deposit (cost $56,563,601)

	Interest	Maturity	Principal
ASSET-BACKED SECURITIES (1.9%)*	rate (%)	date	amount	Value

Station Place Securitization Trust FRB
Ser. 14-3, Class A	1.056	8/10/16	$20,000,000	$20,000,000

Station Place Securitization Trust 144A FRB
Ser. 14-2, Class A	1.055	7/25/16	20,000,000	20,000,000

				$40,000,000
Total asset-backed securities (cost $40,000,000)

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.1%)*	rate (%)	date	amount	Value
U.S. Government Guaranteed Mortgage
Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates	4.500	10/15/19	$97,552	$101,947

Government National Mortgage Association
Pass-Through Certificates	4.000	5/15/18	87,847	90,926

				192,873
U.S. Government Agency Mortgage
Obligations (0.1%)
Federal Home Loan Mortgage Corporation	4.500	10/1/18	27,511	28,468

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	3/1/19	73,407	84,286

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	6/1/17	60,158	62,596

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	2/1/19	46,129	47,323

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	9/1/17	127,368	132,614

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	7/1/17	123,679	128,570

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	6/1/17	64,792	67,247

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	11/1/18	77,822	81,418

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	4/1/18	65,805	68,633

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/21	110,961	117,435

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	11/1/19	111,164	116,907

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/18	40,956	42,640

36 Short Duration Income Fund

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.1%)* cont.	rate (%)	date	amount	Value

U.S. Government Agency Mortgage
Obligations cont.
Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	3/1/18	$47,020	$49,113

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	2/1/18	49,895	52,114

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	64,090	66,716

Federal National Mortgage Association
Pass-Through Certificates	6.500	12/1/19	97,951	101,885

Federal National Mortgage Association
Pass-Through Certificates	6.500	8/1/17	66,306	69,085

Federal National Mortgage Association
Pass-Through Certificates	6.000	5/1/23	76,010	81,575

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/19	21,912	22,723

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/18	42,518	44,914

Federal National Mortgage Association
Pass-Through Certificates	6.000	12/1/17	61,133	63,515

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/23	116,666	123,347

Federal National Mortgage Association
Pass-Through Certificates	5.500	6/1/20	135,426	143,027

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/18	104,789	109,263

Federal National Mortgage Association
Pass-Through Certificates	5.500	4/1/18	135,807	141,417

Federal National Mortgage Association
Pass-Through Certificates	5.000	11/1/19	114,276	120,571

				2,167,402

Total U.S. government and agency mortgage obligations (cost $2,404,791)				$2,360,275

TOTAL INVESTMENTS

Total investments (cost $2,092,520,243)				$2,090,247,418

Key to holding’s abbreviations

BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Short Duration Income Fund	37

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,096,311,117.

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.5%	Italy	1.2%

United Kingdom	7.0	Denmark	1.0

Australia	4.8	Germany	0.7

Canada	4.7	South Korea	0.5

France	4.4	Other	1.4

Japan	3.5	Total	100.0%

Netherlands	2.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$20,000,000	$20,000,000

Certificates of deposit	—	56,489,833	—

Commercial paper	—	167,681,117	—

Corporate bonds and notes	—	1,687,840,597	—

Mortgage-backed securities	—	135,875,596	—

U.S. government and agency mortgage obligations	—	2,360,275	—

Totals by level	$—	$2,070,247,418	$20,000,000

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38 Short Duration Income Fund

Statement of assets and liabilities 7/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,092,520,243)	$2,090,247,418

Cash	10,536

Interest and other receivables	5,965,180

Receivable for shares of the fund sold	4,912,620

Receivable from Manager (Note 2)	106,602

Prepaid assets	105,345

Total assets	2,101,347,701

LIABILITIES

Payable for shares of the fund repurchased	4,446,579

Payable for custodian fees (Note 2)	16,286

Payable for investor servicing fees (Note 2)	189,530

Payable for Trustee compensation and expenses (Note 2)	50,311

Payable for administrative services (Note 2)	8,223

Payable for distribution fees (Note 2)	124,356

Distributions payable to shareholders	35,865

Other accrued expenses	165,434

Total liabilities	5,036,584

Net assets	$2,096,311,117

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,098,257,331

Distributions in excess of net investment income (Note 1)	(35,864)

Accumulated net realized gain on investments (Note 1)	362,475

Net unrealized depreciation of investments	(2,272,825)

Total — Representing net assets applicable to capital shares outstanding	$2,096,311,117

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,411,923,380 divided by 140,749,723 shares)	$10.03

Net asset value and offering price per class B share ($1,091,134 divided by 108,923 shares)*	$10.02

Net asset value and offering price per class C share ($9,621,530 divided by 960,355 shares)*	$10.02

Net asset value, offering price and redemption price per class M share
($6,912,522 divided by 689,725 shares)	$10.02

Net asset value, offering price and redemption price per class R share
($2,131,006 divided by 212,699 shares)	$10.02

Net asset value, offering price and redemption price per class R5 share
($10,220 divided by 1,018 shares)	$10.04

Net asset value, offering price and redemption price per class R6 share
($1,302,771 divided by 129,713 shares)	$10.04

Net asset value, offering price and redemption price per class Y share
($663,318,554 divided by 66,061,860 shares)	$10.04

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 39

Statement of operations Year ended 7/31/15

INVESTMENT INCOME

Interest	$17,567,052

Total investment income	17,567,052

EXPENSES

Compensation of Manager (Note 2)	7,339,806

Investor servicing fees (Note 2)	901,118

Custodian fees (Note 2)	50,113

Trustee compensation and expenses (Note 2)	87,760

Distribution fees (Note 2)	1,584,572

Administrative services (Note 2)	57,141

Other	670,407

Fees waived and reimbursed by Manager (Note 2)	(2,580,027)

Total expenses	8,110,890

Expense reduction (Note 2)	(17,043)

Net expenses	8,093,847

Net investment income	9,473,205

Net realized gain on investments (Notes 1 and 3)	1,178,489

Net unrealized depreciation of investments during the year	(5,271,013)

Net loss on investments	(4,092,524)

Net increase in net assets resulting from operations	$5,380,681

The accompanying notes are an integral part of these financial statements.

40 Short Duration Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14

Operations:
Net investment income	$9,473,205	$7,652,062

Net realized gain on investments	1,178,489	1,121,964

Net unrealized appreciation (depreciation) of investments	(5,271,013)	3,523,379

Net increase in net assets resulting from operations	5,380,681	12,297,405

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,302,978)	(6,035,706)

Class B	(280)	(421)

Class C	(3,306)	(6,258)

Class M	(17,050)	(3,333)

Class R	(831)	(1,318)

Class R5	(53)	(58)

Class R6	(4,378)	(3,075)

Class Y	(3,318,330)	(1,397,293)

Net realized short-term gain on investments

Class A	(855,530)	(425,922)

Class B	(518)	(191)

Class C	(6,050)	(2,771)

Class M	(3,242)	(225)

Class R	(1,521)	(728)

Class R5	(6)	(4)

Class R6	(427)	(174)

Class Y	(410,283)	(86,077)

From net realized long-term gain on investments
Class A	(285,177)	(35,493)

Class B	(172)	(16)

Class C	(2,017)	(231)

Class M	(1,081)	(19)

Class R	(507)	(61)

Class R5	(2)	—

Class R6	(142)	(14)

Class Y	(136,761)	(7,173)

Increase from capital share transactions (Note 4)	9,354,630	937,479,625

Total increase in net assets	$3,384,669	$941,770,469

NET ASSETS

Beginning of year	2,092,926,448	1,151,155,979

End of year (including distributions in excess of net
investment income of $35,864 and undistributed net
investment income of $199,904, respectively)	$2,096,311,117	$2,092,926,448

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2015	$10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	$10.03	.20	$1,411,923.40		.41	46
July 31, 2014	10.03	.05	.03	.08	(.05)	— e	(.05)	10.06	.81	1,603,517.40		.47	45
July 31, 2013	10.02	.05	.02	.07	(.06)	— e	(.06)	10.03	.69	1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*

Class B
July 31, 2015	$10.05	— [e]	(.02)	(.02)	— [e]	(.01)	(.01)	$10.02	(.18)	$1,091	.79 [f]	.02 [f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	— e	(.01)	10.05	.42	583	.79 f	.09 [f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	— e	(.02)	10.02	.29	326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*

Class C
July 31, 2015	$10.05	— [e]	(.02)	(.02)	— [e]	(.01)	(.01)	$10.02	(.18)	$9,622	.79 [f]	.02 [f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	— [e]	(.01)	10.05	.42	8,586	.79 [f]	.09 [f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*

Class M
July 31, 2015	$10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	$10.02	.15	$6,913.45		.36	46
July 31, 2014	10.02	.04	.03	.07	(.04)	— [e]	(.04)	10.05	.76	777.45		.43	45
July 31, 2013	10.02	.05	— e	.05	(.05)	— [e]	(.05)	10.02	.54	1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*

Class R
July 31, 2015	$10.05	— [e]	(.02)	(.02)	— [e]	(.01)	(.01)	$10.02	(.18)	$2,131	.79 [f]	.03 [f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	— [e]	(.01)	10.05	.42	1,407	.79 [f]	.10 [f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	— [e]	(.02)	10.02	.29	1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*

Class R5
July 31, 2015	$10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	$10.04	.30	$10.30		.52	46
July 31, 2014	10.04	.06	.03	.09	(.06)	— [e]	(.06)	10.07	.91	10.30		.59	45
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	10.30		.65	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class R6
July 31, 2015	$10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	$10.04	.30	$1,303.30		.50	46
July 31, 2014	10.04	.06	.03	.09	(.06)	— [e]	(.06)	10.07	.91	831.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	— [e]	(.07)	10.04	.79	229.30		.61	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13*	10	.02*	.05*	2*

Class Y
July 31, 2015	$10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	$10.04	.30	$663,319.30		.51	46
July 31, 2014	10.04	.06	.03	.09	(.06)	— e	(.06)	10.07	.91	477,216.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	— e	(.07)	10.04	.79	136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 Short Duration Income Fund	Short Duration Income Fund 43

Financial highlights (Continued)

* Not annualized.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/15	7/31/14	7/31/13	7/31/12

Class A	0.12%	0.12%	0.14%	0.47%

Class B	0.12	0.12	0.14	0.47

Class C	0.12	0.12	0.14	0.47

Class M	0.12	0.12	0.14	0.47

Class R	0.12	0.12	0.14	0.47

Class R5	0.20	0.21	0.24	0.04

Class R6	0.13	0.14	0.17	0.04

Class Y	0.12	0.12	0.14	0.47

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/15	7/31/14

Class B	0.01%	0.01%

Class C	0.01	0.01

Class R	0.01	0.01

The accompanying notes are an integral part of these financial statements.

44 Short Duration Income Fund

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R5, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R5, class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Short Duration Income Fund 45

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

46 Short Duration Income Fund

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $61,767 to decrease undistributed net investment income, and $61,767 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$836,639
Unrealized depreciation	(3,109,464)

Net unrealized depreciation	(2,272,825)
Undistributed long-term gain	362,474
Cost for federal income tax purposes	$2,092,520,243

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Short Duration Income Fund 47

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,578,257 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $1,770 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class B	$102

Class C	1,349

Class R	319

Total	$1,770

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on

48 Short Duration Income Fund

the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$625,039	Class R5	12

Class B	349	Class R6	424

Class C	3,936	Class Y	268,114

Class M	2,280	Total	$901,118

Class R	964

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $17,043 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,199, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,515,223	Class M	6,779

Class B	4,033	Class R	11,482

Class C	47,055	Total	$1,584,572

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $84 and $3,623, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Short Duration Income Fund 49

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$894,428,445	$767,297,527

U.S. government securities (Long-term)	—	—

Total	$894,428,445	$767,297,527

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	196,599,755	$1,974,724,959	218,216,639	$2,192,772,746

Shares issued in connection with
reinvestment of distributions	726,749	7,299,126	637,312	6,403,768

	197,326,504	1,982,024,085	218,853,951	2,199,176,514

Shares repurchased	(215,983,540)	(2,169,598,526)	(159,709,959)	(1,604,981,420)

Net increase (decrease)	(18,657,036)	$(187,574,441)	59,143,992	$594,195,094

	Year ended 7/31/15		Year ended 7/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	83,198	$834,588	60,491	$606,647

Shares issued in connection with
reinvestment of distributions	97	968	62	621

	83,295	835,556	60,553	607,268

Shares repurchased	(32,393)	(324,833)	(35,095)	(352,150)

Net increase	50,902	$510,723	25,458	$255,118

	Year ended 7/31/15		Year ended 7/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	860,743	$8,639,734	752,371	$7,549,687

Shares issued in connection with
reinvestment of distributions	1,120	11,223	900	9,027

	861,863	8,650,957	753,271	7,558,714

Shares repurchased	(756,116)	(7,587,939)	(526,668)	(5,285,878)

Net increase	105,747	$1,063,018	226,603	$2,272,836

	Year ended 7/31/15		Year ended 7/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	868,917	$8,721,091	184,030	$1,849,194

Shares issued in connection with
reinvestment of distributions	2,093	20,990	314	3,153

	871,010	8,742,081	184,344	1,852,347

Shares repurchased	(258,551)	(2,594,672)	(233,489)	(2,344,753)

Net increase (decrease)	612,459	$6,147,409	(49,145)	$(492,406)

50 Short Duration Income Fund

	Year ended 7/31/15		Year ended 7/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	195,691	$1,965,217	118,598	$1,189,813

Shares issued in connection with
reinvestment of distributions	285	2,857	209	2,092

	195,976	1,968,074	118,807	1,191,905

Shares repurchased	(123,311)	(1,236,941)	(95,733)	(960,617)

Net increase	72,665	$731,133	23,074	$231,288

	Year ended 7/31/15		Year ended 7/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	6	61	6	62

	6	61	6	62

Shares repurchased	—	—	—	—

Net increase	6	$61	6	$62

	Year ended 7/31/15		Year ended 7/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	100,918	$1,014,616	62,057	$624,214

Shares issued in connection with
reinvestment of distributions	492	4,947	325	3,263

	101,410	1,019,563	62,382	627,477

Shares repurchased	(54,192)	(545,052)	(2,709)	(27,236)

Net increase	47,218	$474,511	59,673	$600,241

	Year ended 7/31/15		Year ended 7/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	103,280,755	$1,038,805,429	69,130,815	$695,565,874

Shares issued in connection with
reinvestment of distributions	346,691	3,484,978	119,441	1,201,536

	103,627,446	1,042,290,407	69,250,256	696,767,410

Shares repurchased	(84,956,170)	(854,288,191)	(35,420,566)	(356,350,018)

Net increase	18,671,276	$188,002,216	33,829,690	$340,417,392

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,018	100.0%	$10,220

Class R6	1,018	0.8	$10,220

Short Duration Income Fund	51

Note 5 : Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund *	$—	$666,729	$666,729	$—	$—

Totals	$—	$666,729	$666,729	$—	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

52 Short Duration Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $987,286 as a capital gain dividend with respect to the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

Short Duration Income Fund 53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54 Short Duration Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Income Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

56 Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury	Robert R. Leveille
Boston, MA 02109	Barbara M. Baumann	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer

Custodian	Officers	Susan G. Malloy
State Street Bank	Robert L. Reynolds	Vice President and
and Trust Company	President	Assistant Treasurer

Legal Counsel	Jonathan S. Horwitz	James P. Pappas
Ropes & Gray LLP	Executive Vice President,	Vice President
Principal Executive Officer, and
Independent Registered	Compliance Liaison	Mark C. Trenchard
Public Accounting Firm		Vice President and
KPMG LLP	Steven D. Krichmar	BSA Compliance Officer
Vice President and
	Principal Financial Officer	Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

296148 9/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$72,597	$ —	$4,300	$ —
July 31, 2014	$66,088	$ —	$4,185	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,300 and $4,185 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$ —	$ —	$ —

July 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015